SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __ )

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GoldSpring, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
October 26, 2005

The Annual Meeting of Shareholders of GoldSpring, Inc., a Florida corporation, will be held at 1:30 p.m., on October 26, 2005, at the Best Western Piñon Plaza, 2171 Highway 50 East, Carson City, Nevada for the following purposes:

1. To elect five directors.

2. To vote on the approval of our 2005 Stock Option and Incentive Plan.

3. To vote on a proposal to authorize Serial Preferred Stock.

4. To vote on a proposal to authorize additional Common Stock..

5. To ratify the Company’s selection of Jewett Schwartz & Associates to be the Company’s independent Auditor.

6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only shareholders of record at the close of business on Friday, September 2, 2005, are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if the shareholder previously has returned a proxy.

Sincerely,

/s/ Lisa Boksenbaum
Scottsdale, Arizona	Lisa Boksenbaum
October 3, 2005	Secretary

GOLDSPRING, INC.
P.O. Box 1118
Virginia City, NV 89440

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The enclosed proxy is solicited on behalf of GoldSpring, Inc., a Florida corporation (the “Company”), by our Board of Directors for use at an Annual Meeting of Shareholders to be held on October 26, 2005 at 1:30 p.m., or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice. The meeting will be held at the Best Western Piñon Plaza, 2171 Highway 50 East, Carson City, Nevada.

These proxy solicitation materials were first mailed on or about October 3, 2005 to all shareholders entitled to vote at the meeting.

Voting Securities and Voting Rights

Shareholders of record at the close of business on September 2, 2005, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 310,016,583 shares of our common stock, $0.001 par value per share.

The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding constitutes a quorum for the transaction of business at the meeting. Each shareholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the persons receiving the highest number of “for” votes of common stock of our Company present in person or represented by proxy at the meeting and entitled to vote (a plurality) will be elected as directors. The approval of the proposal to authorize Serial Preferred Stock requires the affirmative vote of a majority of our outstanding shares of common stock. Assuming a quorum is present, the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the approval of our 2005 Stock Option and Incentive Plan and the ratification of the selection of Jewett Schwartz & Associates to be the Company’s independent auditor.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of the nominees for directors set forth in this proxy statement; (2) for each of the proposals set forth in this proxy statement; and (3) as the persons specified in the proxy deem advisable on any such other matters as may come before the meeting.

Revocability of Proxies

Any shareholder giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation, by delivering to us a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation. We have engaged the services of Innisfree M&A Incorporated, or Innisfree, a proxy solicitation firm, to assist us in soliciting proxies by mail, personally and by telephone. We anticipate the cost of such services to be $9,000, plus a charge of $5.50 per telephone call and reimbursement of expenses incurred by Innisfree.

Annual Report and Other Matters

Our 2004 Annual Report to Shareholders, which was mailed to shareholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934. The information contained in the “Compensation Committee Report on Executive Compensation,” “Audit Committee Report,” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide upon written request, without charge to each shareholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Company’s Secretary at our executive offices set forth in this proxy statement.

BACKGROUND OF THE MEETING

Legal Proceedings

The State Court Case

On November 9, 2004, we filed a lawsuit in Maricopa County (Arizona) Superior Court against defendants Stephen B. Parent, Ron Haswell, Walter Doyle, Seth Shaw, Antonio Treminio, together with their spouses, and Ecovery, Inc., a Nevada corporation, or Ecovery.

The 12-count complaint alleges claims for violations of Arizona’s racketeering act, state-law securities fraud (primary and secondary liability), common-law fraud, negligent misrepresentation, breach of fiduciary duty, negligence/gross negligence, breach of contract, unjust enrichment/restitution, theft/conversion, conspiracy liability, and injunctive relief. In essence, the complaint alleges that Stephen Parent misrepresented the value of certain placer mining claims that his company, Ecovery, sold to us in 2003 in exchange for approximately 99,000,000 shares of our stock; that Ecovery no longer had good title to the mining claims when they were sold to us; that Mr. Parent and the other named defendants conspired to defraud us out of approximately 24,000,000 shares of our stock; and that Mr. Parent misappropriated more than $300,000 in company funds.

On November 29, 2004, we moved for a temporary restraining order, or TRO, prohibiting Mr. Parent and his spouse from selling, transferring, assigning, or otherwise disposing of up to approximately 123,000,000 shares of our stock in their possession. After a hearing, at which the Parents appeared through counsel, the Honorable Anna M. Baca granted the motion, conditioned on the posting of an $8 million bond. We did not post the bond, and the TRO was subsequently dissolved.

On or about December 9, 2004, Mr. Parent and fellow GoldSpring directors Jerrie W. Gasch and Purnendu K. Rana Medhi purportedly seized control of our company. Afterward, the Parent-led GoldSpring purported to fire Greenberg Traurig, LLP, or GT, as counsel for our company in this litigation and to hire Ronan & Firestone, PLC, or Ronan, as substitute counsel. Thereafter, on December 22, 2004, Ronan filed a stipulation to dismiss the lawsuit, purportedly on behalf of our company. Also on December 22, 2004, the Parents filed their answer, in which they generally denied the allegations of the complaint.

On December 29, 2004, GT filed a motion on behalf of our company to strike the stipulation to dismiss that Ronan had filed. Judge Baca heard oral argument on the motion on February 2, 2005 and took the matter under advisement. Further oral argument was heard on March 22, 2005. In light of the preliminary injunction that was issued in a related shareholder action in federal district court (discussed below), and the resolutions passed by our Board of Directors on February 22, 2005, Judge Baca granted the motion in an Order dated March 22, 2005 and struck Ronan’s purported stipulation to dismiss.

In the same ruling, Judge Baca said that “there are serious conflicts in the continued representation of the Parents in this lawsuit by Gust Rosenfeld.” The Court was referring to the fact that Parent had hired Gust Rosenfeld as our counsel after purportedly taking over our company on December 9, 2004. The Court therefore ordered further briefing on whether Gust Rosenfeld should be disqualified as the Parents’ counsel. Shortly thereafter, on March 28, 2005, Gust Rosenfeld voluntarily withdrew as the Parents’ counsel. The Parents have since retained new counsel. The discovery process is currently ongoing.

Mr. Treminio has since been dismissed from the suit in accordance with the terms of a prior settlement agreement between Mr. Treminio and GoldSpring, Inc. Mr. Shaw filed an answer, in pro per, on April 6, 2005, and generally denied the allegations of the complaint. Mr. Haswell and Mr. Doyle have filed answers and generally denied the allegations of the complaint. Ecovery, Inc. has not yet responded to the complaint.

The Federal Court Case

Background

Stephen B. Parent and several others purporting to represent a majority of the shareholders of our company adopted Consent Resolutions in Lieu of a Special Meeting of Shareholder’s dated December 9, 2004, and Mr. Parent, Jerrie W. Gasch, and Purnendu K. Rana Medhi, each of whom served as a director of our company until Mr. Medhi’s resignation in April 2005, adopted Directors’ Consent Resolutions (together the “December Consent Resolutions”) dated December 10, 2004. Taken together, the December Consent Resolutions, by their purported terms, removed John F. Cook, Robert T. Faber, Leslie L. Cahan, Todd S. Brown, Christopher L. Aguilar, Stanley A. Hirschman, and Phil E. Pearce as directors, rescinded the restructuring of a $10 million financing transaction entered into in March 2004, removed Mr. Faber as President of our company, named Mr. Parent as President of our company and his wife as Secretary of our company, designated Mr. Parent as the sole signing officer of our company’s bank accounts, and terminated our company’s legal counsel.

On December 22, 2004, Robert T. Faber and Leslie L. Cahan (collectively, the “plaintiffs”), who are shareholders and directors of our company, filed a lawsuit in the United States District Court for the District of Arizona, entitled Robert T. Faber, et al. v. Stephen B. Parent, et al., No. CV04-2960-PHX-EHC (“the Litigation”). The plaintiffs asserted claims in both their individual capacities and derivatively, on behalf of our company, against directors Stephen B. Parent, Jerrie W. Gasch, and Purnendu K. Rana Medhi (collectively, the “defendants”), alleging that, by adopting the Consent Resolutions, the defendants had unlawfully orchestrated an illegal coup to wrest control of our company from its current officers and directors. As discussed below, Messrs. Gasch and Medhi no longer support the Parent-led board.

The Temporary Restraining Order

Following a hearing on December 22, 2004, at which the Court heard evidence and argument of counsel, the Honorable Earl H. Carroll issued a December 23, 2004 Order Granting Plaintiffs’ Motion for Temporary Restraining Order, or TRO. The TRO precluded defendants and their agents from (1) making any withdrawals from any bank accounts of our company, other than reasonable withdrawals necessary to the daily operations of the business; (2) rescinding or interfering in any way with any transactions approved by our company’s Board of Directors prior to December 9, 2004; (3) entering into any contracts or agreements with third parties on behalf of our company or disposing of or transferring any property or assets of our company; and (4) issuing or otherwise transferring any stock or debentures.

The Court subsequently continued the TRO through February 15, 2005 and confirmed that none of the defendants were to receive any payments from our company during the pendency of the TRO. Despite the Court’s Order, the defendants have since produced business records of our company demonstrating that, after adopting the

December Consent Resolutions, the defendants arranged for our company to pay them a collective total of $38,721, including $20,869 in payments to Stephen Parent.

The Preliminary Injunction and Notice of Appeal

Following additional hearings in which the Court heard witness testimony and evidence, the Court issued an Order on February 15, 2005 granting plaintiffs’ Motion for a Preliminary Injunction. The Preliminary Injunction ordered the reinstatement of our company’s Board of Directors as it existed prior to December 10, 2004. As a result of the Court’s Order, John F. Cook, Robert T. Faber, Christopher L. Aguilar, Todd S. Brown, Leslie L. Cahan, Stanley A. Hirschman, and Phil E. Pearce have been reinstated as directors. Stephen B. Parent, Jerrie W. Gasch, and Purnendu K. Rana Medhi remained directors until Mr. Medhi’s resignation in April 2005. The Court’s February 15 Order also stayed the implementation of the Consent Resolutions, and directed us to hold a special shareholders meeting within 30 days.

In concluding that the Preliminary Injunction should issue, the Court stated, “The Court is specifically concerned about the irreparable injury that would occur to GoldSpring and its shareholders and investors if Defendants [Mr. Parent, his wife, Jerrie W. Gasch, and Purnendu K. Rana Medhi] are permitted to manage the corporation. There is substantial evidence of Parent’s wrongdoing in his former position as CEO of GoldSpring, such as his misappropriation of corporate assets for his personal use. The Defendants’ attempt to rescind the [financing] transaction that was approved at the Board of Directors meeting on November 30, 2004 could adversely impact GoldSpring’s ability to meet its obligations under the agreement. Rescission of the refinancing transaction would prove detrimental for GoldSpring because the corporation would be forced to pay the $200,000.00 monthly penalty for failing to file the S-1 Registration with the SEC within ninety (90) days of the March 22, 2004 agreement between GoldSpring and [various investors]. This penalty had accrued to over $1,000,000.00 as of November 30, 2004.”

Thereafter, the defendants filed a motion for reconsideration in which they asked that the Preliminary Injunction be dissolved or, alternatively, that the Court clarify the injunction order and require the plaintiffs to post a bond. On February 25, 2005, the Court held a hearing on the defendants’ motion for reconsideration. The Court denied the defendants’ requests to dissolve the Preliminary Injunction and to require the posting of a bond. In response to defendants’ request for clarification of the injunction order, the Court ordered that our company is not to issue additional shares prior to the special shareholders meeting, and that the record date for the special shareholders meeting shall be December 9, 2004.

Our company believed that this ruling would disenfranchise the investors that participated in the November 30, 2004 restructuring transaction by preventing them from receiving and voting the shares they are entitled to receive through the conversion of their notes. A December 9, 2004 record date would also have disenfranchised all shareholders that acquired their stock on the open market after December 9, 2004.

Therefore, on February 28, 2005, our company filed a legal memorandum with the Court addressing these issues. In it, we pointed out that applicable federal securities laws require us to provide shareholders with current financial statements, which will not be available until March 31, 2005, and that Florida law and our company’s bylaws require that a record date be fixed in advance rather than in the past. On March 14, 2005, the Court held a hearing on these issues. After hearing argument of counsel, the Court indicated that it agreed with our position.

Accordingly, on March 17, 2005, the Court vacated its earlier Order directing us to hold a special shareholders meeting and setting December 9, 2004 as the record date for purposes of that meeting. The Court also vacated the provision of its February 25 Order prohibiting us from issuing additional shares. Finally, the Court reaffirmed its earlier Order reinstating our Board of Directors as it existed prior to December 10, 2004. In doing so, the Court ordered that the reinstated board shall remain in place until the Court orders otherwise.

On April 13, 2005, a notice of appeal was filed on behalf of the Parents, the Gaschs, and the Medhis seeking to reverse the Court’s March 17 Order. On April 21, 2005, the Gaschs moved to dismiss their appeal. On June 10, 2005, the Parents filed their opening appellate brief. The response to the Parents’ opening brief is due on August 9, 2005.

The Investors’ Motion to Intervene

On March 2, 2005, Longview Fund LP, Longview Equity Fund, Longview International Equity Fund, and Alpha Capital AG (collectively, the “Investors”) moved to intervene in the litigation. In doing so, the Investors sought to dissolve the portion of the Court’s February 25, 2005 Order that prohibited our company from issuing stock to them under the refinancing transaction.

In their motion to intervene, the Investors alleged that they are holders of more than $3 million of Convertible Notes issued by us, which they received pursuant to the transaction in March 2004. The Investors further alleged that, under the terms of the Convertible Notes, they are entitled to convert the notes, in whole or in part, into our stock at any time. The Investors contended that, by preventing us from issuing stock, the Court’s February 25 Order is a de facto preliminary injunction in favor of the defendants, and effectively deprived the Investors of much of the benefits to which they are contractually entitled. Because the defendants had not met the requirements for injunctive relief, the Investors argued, that portion of the Court’s Order should be dissolved. Alternatively, the Investors asked the Court to order the defendants to post a $3.5 million bond to protect the Investors against any damages stemming from the de facto injunction.

On March 7, 2005, the defendants filed their response to the Investors’ motion. They contended that Judge Carroll’s February 25 Order was not an injunction and, in any event, that the Investors had failed to meet the requirements for intervention. Accordingly, they argued that the motion should be denied.

On March 18, 2005, the Court issued an Order denying the Investors’ motion as moot. The Court reasoned that, since its March 17 Order lifted the prohibition on the issuance of additional shares of our stock, the Investors had, in essence, already received the relief they requested in their motion to intervene. Therefore, the issues raised in that motion had become moot.

The Company’s Motion Re: the Gust Rosenfeld Retainer

After purportedly seizing control of our company on December 9, 2004, Stephen Parent, acting as the putative president of GoldSpring, authorized the payment of a $250,000 retainer to the law firm of Gust Rosenfeld using funds of our company. On March 1, 2005, we filed a motion for an order requiring Gust Rosenfeld to provide a detailed accounting of its use of these funds and to refund the unused portion.

On March 14, 2005, Gust Rosenfeld sent us a refund check for $83,903.38 and a “ledger” showing how the firm spent the other $166,096.62. Among other things, the ledger revealed that Gust Rosenfeld withdrew approximately $109,000 as payment for its attorneys’ fees and costs. The ledger also showed payments to other lawyers and outside vendors totaling approximately $57,000. Included in this amount were two “refund” payments to Stephen Parent totaling $21,000.

We have filed a reply brief asking the Court to order Gust Rosenfeld to provide a more detailed accounting of its expenditures, including billing invoices for legal services it purportedly rendered to our company. We have also asked the Court to require Gust Rosenfeld to provide a written explanation for the payments to other lawyers and outside vendors, as well as the so-called refund payments to Parent.

The “New” Consent Resolutions

On March 21, 2005, defendants Stephen and Judith Parent filed a “Motion for Order” asking the Court to remove certain directors of our company’s Board of Directors. Attached to the motion was a “Consent in Lieu of a Special Meeting of the Shareholders of GoldSpring, Inc.,” dated March 18, 2005 (the “March Consent”). The March Consent was nearly identical to the one adopted by the Parents and others on December 9, 2004. It purported to remove directors Robert T. Faber, John F. Cook, Leslie L. Cahan, Todd S. Brown, Christopher L. Aguilar, Stanley A. Hirschman, and Phillip E. Pierce as directors of our company. The March Consent was signed by shareholders Stephen Parent; Judith Parent; Aztech Environmental Industries, Inc.; Jasmine House, LLC; Frontline 2001, LLC; Jubilee Investment Trust PLC; Ronald M. Haswell; Mark and Jennifer Ward; Walter T. Plummer; Lynn Zollinger; Maia Ray; and Rita Hardy.

On March 25, 2005, our company and the plaintiffs filed a joint response to the Parents’ Motion for Order. In it, we argued that (1) the shareholders who signed the March Consent did not hold a majority of our company’s stock, which rendered the Consent ineffective; (2) the Parents solicited more than ten shareholders, and therefore violated Securities and Exchange Commission Rule 14a; and (3) the Parents cannot obtain the relief they seek because they have not asserted an affirmative claim in court.

The Parents filed a reply and supplemental reply on March 20, 2005, and April 11, 2005, respectively. In the reply, the Parents argued that the shareholders who signed the Consent do, in fact, hold a majority of the outstanding shares as of the date it was executed, and that any shares issued after that date are not to be counted. They also denied having solicited more than ten persons and denied any obligation to state an affirmative claim before seeking the relief asked for in their motion. In their supplemental reply, the Parents referred to our company’s recent Form 8-K filing (the “8-K”) with the Securities and Exchange Commission. In the 8-K, we disclosed that our company had issued (1) 59,203,918 shares of restricted common stock in connection with the Settlement Agreement Regarding Failure to File a Registration Statement; (2) six secured convertible notes in an aggregate amount of $6,584,005 in connection with the Settlement Agreement Regarding Mandatory Redemption Payment; and (3) convertible notes in the amount of $403,175 in connection with the Settlement Agreement Regarding Failure to deliver shares due upon conversion. The Parents contended that the transactions referred to in the 8-K constituted an unfair dilution of the “non-Merriman shareholders’” stock holdings.

On April 20, 2005, we filed a Supplemental Notice to inform the Court that Messrs. Gasch and Medhi do not support the March Consent. In addition, we informed the Court that Mr. Gasch had signed a Declaration that (1) Mr. Gasch never agreed to serve on the proposed board of directors contemplated by the March Consent, (2) that Mr. Gasch does not support the March Consent and, if the March Consent constituted a valid shareholder resolution (which we do not believe) Mr. Gasch would immediately vote to reinstate the entire Board of Directors as it currently exists, (3) Mr. Gasch denounces and rescinds the purported Director’s Consent Resolutions dated December 10, 2004 and no longer supports any of the resolutions or purported corporate actions contemplated in that purported consent, and (4) Mr. Gasch has terminated Gust Rosenfeld as his counsel because he no longer wishes to be associated with or jointed represented by Mr. Parent. Mr. Medhi also informed us that he resigned as a director of our Board of Directors as currently constituted and as a member of the board of directors designated by earlier consent resolution. We informed the Court that these developments constitute additional reasons to deny the Parents’ motion.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

Our certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. Currently, the number of directors is fixed at nine with one vacancy, but the board has fixed the number at five following this meeting since our Board of Directors is not recommending Stephen B. Parent, Jerrie W. Gasch, John F. Cook, Robert T. Faber or Phil E. Pearce for election. Directors are elected for a term of one year and hold office until their successors have been elected and qualified.

A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. Each of the nominees, other than Mr. Nance, currently is a director of our Company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board of Directors recommends a vote “for” the nominees named below.

The following table sets forth certain information regarding our directors and the nominees for directors:

Name	Age	Position

Christopher L. Aguilar	42	Director
Todd S. Brown	49	Director
Stanley A. Hirschman	58	Director
Bill Nance	60	Director
Rex L. Outzen	51	Director

Christopher L. Aguilar has been a director of our Company since October 2004. Mr. Aguilar has been the General Counsel and Chief Compliance Officer of Merriman Curhan Ford & Co., a securities brokerage and investment banking subsidiary of MCF Corporation since March 2000. During the same period of time, he also served as General Counsel and Secretary of MCF Corporation, the publicly traded financial services holding Company that provides institutional sales and trading, research, investment banking, corporate services, and asset management services through its wholly owned subsidiaries. From August 1995 to March 2000, Mr. Aguilar was a partner at Bradley, Curley & Asiano, a law firm located in San Francisco, California. Mr. Aguilar is an adjunct professor at the University of California, Hastings College of the Law.

Todd S. Brown has been a director of our Company since October 2004. Mr. Brown has been a senior financial executive with Brown Capital Advisors, Inc., an advisory services Company providing a wide range of services, including strategic planning, transactional assistance, due diligence, and financial management since 1999. Prior to joining Brown Capital Advisors, Mr. Brown was Senior Vice President, Chief Financial Officer, and a director of the Phoenix Restaurant Group, Inc. from 1994 to 1999. Mr. Brown previously was employed by an international accounting firm for 14 years, most recently as a senior manager.

Stanley A. Hirschman has been a director of our Company since October 2004. Mr. Hirschman has served since 1996 as President of CPointe Associates, Inc., an executive management consulting firm that specializes in solutions for companies with emerging technology-based products. He is Chairman of the Board of Bravo Foods International, a director of 5G Wireless Communications and iWorld Projects & Systems, an advisor to Redwood Grove Capital Management, LLP, and former chairman of Mustang Software, Inc. Prior to establishing CPointe Associates in 1996, he was Vice President Operations of Software Etc., Inc., a 396 retail store software chain. He also held senior management positions with T.J. Maxx, Gap Stores, and Banana Republic.

William J. Nance is a nominee for director of our Company. Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance is also a Director of Intergroup Corporation, Santa Fe and Portsmouth.

Rex L. Outzen is a nominee for director of our Company. Mr. Outzen is a metallurgical engineer with over 25 years of experience in the mining industry. Since 1999, he has been an independent consultant providing metallurgical engineering advice and services to the mining industry. Prior to 1999, Mr. Outzen held senior management positions, both domestically and internationally with Dayton Mining Corp., MinVen Gold Corp., Tenneco Minerals Company, ASARCO INC. and Metallica Resources. Mr. Outxen holds a B. Sc. In Metallurgical Engineering from the University of Utah.

Executive Officers

Robert T. Faber has served as President and Chief Executive Officer of our Company since September 2004 and Chief Financial Officer since June 2003. Mr. Faber served from 2002 until 2003 as Vice President of United Site Services, Inc., a privately held service consolidator in the waste service industry. Additionally, Mr. Faber served as an executive with Allied Waste Industries from 2001 until 2002, overseeing a $1.2 billion multi-state area and served as Chief Financial Officer with Frontier Waste Services, LLC from 1999 until 2001. Prior to joining Frontier Waste, Mr. Faber spent 17 years with Waste Management, Inc., a publicly traded environmental services company, during which time he served in senior positions both internationally and domestically. Mr. Faber’s positions included Director of Finance of Waste Management’s $1.4 billion multi-country International operations based in London, England and Vice President and Controller for several $100 million plus multi-state market areas. Mr. Faber is a certified public accountant.

Information Relating to Corporate Governance and the Board of Directors

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Brown and Hirschman are independent directors and Messrs. Outzen and Nance will be independent directors upon election, as “independence” is defined by Nasdaq, because they have no relationship with us that would interfere with their exercise of independent judgment. Mr. Cook is a consultant to our Company, Mr. Aguilar is an officer of our principal investment banking firm, Mr. Faber currently serves as an officer of our Company and Mr Parent formerly served as an officer; so Messrs. Cook, Aguilar, Faber and Parent are not considered independent. Messrs. Gasch and Pearce, currently directors of our Company, are also independent directors.

Our bylaws authorize our Board of Directors to appoint among its members one or more committees, each consisting of one or more directors. Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee. A majority of the members of our Audit Committee, Compensation Committee, and Nominations and Corporate Governance Committee consist of independent directors.

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the board. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. We do not post on our website the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees. The charters of our Audit and Nominations and Corporate Governance Committees are appended hereto. The charters of our Audit, Compensation and Nominations and Corporate Governance committees are available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

We regularly schedule executive sessions at which independent directors meet without the presence or participation of management. The presiding director of such executive session rotates among the Chairs of the Audit Committee, Compensation Committee, and the Nominations and Corporate Governance Committee.

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of GoldSpring, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

The Audit Committee

The purpose of the Audit Committee is to oversee the financial and reporting processes of our Company and the audits of the financial statements of our Company and to provide assistance to our Board of Directors with respect to the oversight of the integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our Company’s independent auditor. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our Company’s accounting and financial reporting process and audits of the financial statements of our Company on behalf of our Board of Directors. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Messrs. Brown, Hirschman, and Pearce, each of whom is an independent director of our Company under Rule 4200(a)(15) of the NASD’s listing standards as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Brown (whose background is detailed above) qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Brown serves as the Chairman of the Audit Committee.

The Compensation Committee

The purpose of the Compensation Committee includes determining, or recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our Company and discharging the responsibilities of our Board of Directors relating to compensation programs of our Company. The Compensation Committee currently consists of Messrs. Brown, Hirschman, and Pearce, with Mr. Hirschman serving as Chairman.

The Nominations and Corporate Governance Committee

The purposes of the Nominations and Corporate Governance Committee include the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of the Board of Directors, the oversight of the evaluations of the Board of Directors and management, and the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our Company. The Nominations and Corporate Governance Committee has a written charter. The Nominations and Corporate Governance Committee currently consists of Messrs. Aguilar, Brown, Hirschman, and Pearce, with Mr. Aguilar serving as Chairman. All nominees for the Board of Directors approved by the Nominations and Corporate Governance Committee are currently directors of the Company, other than Mr. Nance. Mr. Nance was recommended by a non-management director.

The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our Company’s corporate secretary at the address listed herein. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. As discussed above, the members of the Nominations and Corporate Governance Committee are independent, as that term is defined by Nasdaq.

The Board of Directors held a total of five meetings during the fiscal year ended December 31, 2004. The Audit Committee met separately at one meeting during the fiscal year ended December 31, 2004. The Compensation Committee held a total of one meeting during the fiscal year ended December 31, 2004. The Nominations and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2004. Each of our directors attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors held during fiscal 2004, and (2) the total number of meetings held by all committees of our Board of Directors on which such person served during fiscal 2004. We do not have a policy regarding director attendance at the annual meeting of shareholders. last year, three out of five of the members of our Board of Directors attended the annual meeting of shareholders.

Compensation of Directors

The Chair of the Audit Committee receives $4,000 a month, while other non-employee directors, other than Mr. Cook, receive $3,000 a month as compensation for their service on the Board of Directors. We also reimburse the members of our Board of Directors for actual expenses incurred in attending board meetings. Board members who are also employees or officers of our Company do not receive compensation for their services as directors.

John F. Cook, the Chairman of our Board of Directors, has a consulting agreement with us. We pay Mr. Cook for his professional mining consulting services at a rate of $500 per day. Mr. Cook does not receive additional compensation for Board service.

EXECUTIVE COMPENSATION

The following table sets forth, for the periods indicated, the total compensation for services provided to us in all capacities by our Chief Executive Officer. No other executive officer received aggregate compensation exceeding $100,000 during 2004.

SUMMARY COMPENSATION TABLE

				Long-Term Compensation
	Annual Compensation (1)			Awards	All Other Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)(2)

Robert T. Faber (2) President and Chief Executive Officer; Chief Financial Officer	2004	$121,500	$10,000	0	$0
	2003	33,000	0	0	0

Stephen Bruce Parent, Former Chairman and CEO(3)	2004	$81,500	$10,000	0	$0
	2003	35,000	0	0	0

_______________

(1)

Executive officers received certain perquisites, the value of which did not exceed the lesser of $50,000 or 10% of that officer’s salary and bonus during fiscal 2004.

(2)

Mr. Faber has served as President and Chief Executive Officer since September 2004 and Chief Financial Officer since June 2003.

(3)

Mr. Parent served as Chairman and Chief Executive Officer from March 2004 until September 2004.

Stock Options

We did not grant stock options to directors, officers, or employees in 2004. There were no shares of common stock underlying unexercised stock options at December 31, 2004.

Employment Agreements

We have an employment agreement with Robert T. Faber extending through August 2009. The employment agreement provides for Mr. Faber to serve as our Chief Financial Officer and was not modified after Mr. Faber was appointed President and Chief Executive Officer. The employment agreement provides for base compensation of $120,000 per year, subject to increases to up to $200,000 per year if our Company achieves designated revenue levels. The employment agreement also provides for incentive compensation as determined by our board of directors. In addition, the employment agreement provides for Mr. Faber to be granted options to purchase shares of our common stock at prices ranging from $.50 to $2.00 per share. Mr. Faber is entitled to use of a Company car, contributions to a 401(k) plan, and life insurance coverage.

The employment agreement with Mr. Faber contains a covenant not to compete with our Company for a period of two years immediately following termination of employment. We may terminate Mr. Faber for “cause” as defined in the employment agreement. We will be required to pay Mr. Faber’s compensation during the term of the agreement if we terminate him without cause.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2004, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our incentive stock option plans as of December 31, 2004.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity Compensation Plans Approved by Stockholders	0	$0	0

Equity Compensation Plans Not Approved By Stockholders	0	$0	0

Total	0	$0	0

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee currently consists of Messrs. Brown, Hirschman, and Pearce. No interlocking relationship exists between any member of our Board of Directors or our Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company.

AUDIT COMMITTEE REPORT

The Board of Directors has appointed an Audit Committee consisting of three directors. The current members of the Audit Committee are Todd S. Brown, Stanley A. Hirschman, and Phil E. Pearce. Each of the committee members is “independent” of our Company and management, as that term is defined in Nasdaq rules.

The primary responsibility of the committee is to assist the Board of Directors in fulfilling its responsibility to oversee management’s conduct of our Company’s financial reporting process, including overseeing the financial reports and other financial information provided by our Company to governmental or regulatory bodies (such as the SEC), the public, and other users thereof; our Company’s systems of internal accounting and financial controls; and the annual independent audit of our Company’s financial statements.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements with management and the independent auditor. The committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditor’s judgments as to the quality, not just the acceptability, of our Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditor written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditor the auditor’s independence from management and our Company, including the matters covered by the written disclosures and letter provided by the independent auditor, and considered the compatibility of non-audit services with auditor independence.

The committee discussed with the independent auditor the overall scope and plans for its audits. The committee met with the independent auditor, with and without management present, to discuss the results of its audit, its consideration of our Company’s internal controls, and the overall quality of the financial reporting. The committee held four meetings with management of our Company, all of which were attended by our independent auditor, with respect to the Company’s financial statements and audit or quarterly review procedures.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the board approved, that the audited financial statements be included in our Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC. The committee also has selected our Company’s independent auditor.

The Board of Directors has adopted a written charter for the Audit Committee, which is an appendix to this proxy statement.

The report has been furnished by the Audit Committee of the Board of Directors.

Todd S. Brown, Chairman
Stanley A. Hirschman
Phil E. Pearce

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 2, 2005 by (1) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of common stock, (2) each of our directors and executive officers, and (3) all directors and officers as a group.

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number		Percent

Directors and Executive Officers:
John F. Cook 3155 Hwy 37 RR2 Roslin, Ontario K0K 2Y0 Canada	6,750,000		2.9%

Robert T. Faber 16639 N. 55th Place Scottsdale, AZ 85254	1,950,000		0.8%

Lisa S. Boksenbaum 8072 E. Maria Dr. Scottsdale, AZ 85255	10,000		0.0%

Christopher L. Aguilar 301 H Macalla Court Yerba Buena Island San Francisco, CA 94130	157,775		0.1%

Todd S. Brown 11435 N. St. Andrew Way Scottsdale, AZ 85254	―		0.0%

Leslie L. Cahan 11878 N. 80th Place Scottsdale, Arizona 85260	9,000,000		3.8%

Jerrie W. Gasch 3174 Luyung Drive, #2 Rancho Cordova, CA 95742	330,000		0.1%

Stanley A. Hirschman 5960 W. Parker Road #278—279 Plano, TX 75093	―	(3)	0.0%

Stephen B. Parent 16706 N. 109th Way Scottsdale, AZ 85255	45,962,750		19.6%

Phil E. Pearce 6624 GlenLeaf Ct. Charlotte, NC 28270	―	(3)	0.0%

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number	Percent

Non-director, non-officer 5% Shareholders:
Longview Equity Fund and Longview International c/o Redwood Grove Capital Management 600 Montgomery Street, 44th Floor San Francisco, CA 94111	16,687,982	6.82%

Jubliee Investment Trust Pearl Corporate Finance Limited One Great Cumberland Place London W1H 7AL	39,606,000	16.9%

John W. Winfield c/o Intergroup Corp. 820 Moraga Drive Los Angeles, CA 90049	38,305,722	15.75%

_______________

(1)

Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all common stock beneficially owned, subject to applicable community property laws. The numbers and percentages shown include the shares of common stock actually owned as of March 31, 2004 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date.

(2)

The percentages shown are calculated based on 234,567,757 shares of common stock outstanding on March 31, 2005. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of March 31, 2005 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person or group.

(3)

Does not include any shares beneficially owned by Longwood Equity Fund and Longwood International. Messrs. Hirschman and Pearce each own 0.5% of Redwood Capital Management, the management Company for the Longwood entities

PROPOSAL 2: APPROVAL OUR 2005 STOCK OPTION
AND INCENTIVE PLAN

Our 2005 Stock Option and Incentive Plan was adopted by our Board of Directors on July 5, 2005. Our 2005 Stock Option and Incentive Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

Our Board of Directors believes that it is in the best interests of our Company to adopt the 2005 Stock Option and Incentive Plan.

Our Board of Directors recommends a vote “for” the proposal to approve the 2005 Stock Option and Incentive Plan.

Description of the 2005 Stock Option and Incentive Plan

Our 2005 Stock Option and Incentive Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. Under the 2005 Stock Option and Incentive Plan, an aggregate number of shares of common stock equal to 4,000,000 shares of common stock is available for issuance pursuant to options granted to acquire common stock, the direct granting of restricted common stock and deferred stock, and the granting of dividend equivalents. The number of available shares will be increased by number of shares with respect to which awards previously granted under the plan are terminated without being exercised, expire, are forfeited or cancelled, do not vest, or are surrendered in payment of any awards or any tax withholding with respect thereto. The plan also provides for adjustment of the number of shares for which awards may be granted, the number of shares subject to outstanding awards, and the applicable exercise price of outstanding awards in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, or stock dividends.

The 2005 Stock Option and Incentive Plan may be administered by the Board of Directors or a committee of the board. The Board of Directors or committee will determine the persons to receive awards, the type and number of awards to be granted, the vesting and exercisability of the award, and any other conditions to which the award is subject. Awards may be settled in the form of cash, shares of common stock, other awards, or other property in the discretion of the Board of Directors or committee.

The Board of Directors or committee, in its discretion, may accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration, and, if so provided in the award agreement, vesting will occur automatically in the case of a “change in control” of our Company. In the event of a “change in control” of our Company, all awards of restricted stock will vest, and all awards of options will become exercisable, unless (i) such restricted stock awards and options are assumed by a successor entity or a parent or subsidiary of a successor entity; or (ii) a majority of the Board of Directors determines that the “change in control” will not trigger these provisions.

The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2005 Stock Option and Incentive Plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Unless terminated earlier by the Board of Directors, the 2005 Stock Option and Incentive Plan will terminate at such time as no shares of common stock remain available for issuance under the plan and our Company has no further rights or obligations with respect to outstanding awards under the plan.

Federal Income Tax Consequences

Certain options to be granted under the 2005 Stock Option and Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Accordingly, there is no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally is treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year of the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee’s ordinary income is limited to the amount realized less the exercise price paid. We will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option is exercised.

The 2005 Stock Option and Incentive Plan also provides for the issuance of non-qualified options and stock awards. The income tax consequences of non-qualified options and stock awards are governed by Section 83 of the Internal Revenue Code. Under Section 83, the excess of the fair market value of the shares of our common stock acquired pursuant to the grant of a stock award or the exercise of any option over the amount paid for such stock, which is referred to as excess value, must be included in the gross income of the holder in the first taxable year in which the common stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating excess value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the excess value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, we will be entitled to a federal income tax deduction in the same taxable year that holders, including highly compensated officers, recognize income. We will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an optionholder will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. The basis of shares received as a stock award will equal the amount paid for the shares, if any, plus the income recognized pursuant to Section 83 with respect to the shares. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for more than one year from the date the substantial risk of forfeiture lapsed or, if a Section 83(b) election is made, more than one year from the date the shares were acquired.

Generally, all cash awards granted to employees are treated as compensation income to the employees when the cash payment is made pursuant to the award. Such cash payment also results in a federal income tax deduction for our Company.

PROPOSAL 3: AUTHORIZATION OF
SERIAL PREFERRED STOCK

The Board of Directors has approved a proposal to authorize 50,000,000 shares of Serial Preferred Stock, par value $.001 per share, which may be issued in one or more series from time to time as determined by the Board of Directors with such designations, preferences, privileges, conversions, and other rights, voting powers, restrictions, limitations, qualifications, and other terms and conditions as the Board of Directors may determine. The full text of the proposal is set forth in Article V of our Articles of Incorporation as proposed to be amended and restated is included as an appendix to this proxy statement.

Under Florida law, assuming a quorum is present the approval of the proposal requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. The proposed amendment will become effective upon filing of Articles of Amendment with the Florida Secretary of State, which will occur as soon as practicable following the meeting.

The Board of Directors recommends a vote “for” the proposal to authorize Serial Preferred Stock.

Reasons for and Effect of the Proposal

The Board of Directors believes that authorizing the Board of Directors to issue shares of Serial Preferred Stock will provide additional flexibility and enable us to raise capital, refinance indebtedness, make acquisitions, and accomplish other corporate objectives in response to market conditions or growth opportunities as and when they become available.

Authorization of Serial Preferred Stock

Our Articles of Incorporation currently do not authorize the issuance of any shares of Serial Preferred Stock. The Board of Directors believes that, in certain instances, it would be advantageous to our Company and our stockholders to have the flexibility to issue shares of Serial Preferred Stock instead of common stock or debt securities. We may not be able to, and do not desire to, raise the entire amount of funds needed to operate and expand our Company from additional borrowings. In particular, our current indebtedness places significant limitations on our ability to incur additional indebtedness and restricts the use of our cash. In addition, we recognize that we may not be able to issue additional shares of common stock at certain times as a result of market conditions or lack of market demand. We believe that the ability to issue one or more series or classes of preferred stock would provide a new source of capital and enhance our ability to make acquisitions.

The proposed amendment would authorize the Board of Directors to approve the issuance of one or more classes or series of Serial Preferred Stock and to establish the terms of such Serial Preferred Stock as the Board of Directors may deem appropriate. No further stockholder approval would be required for the authorization and issuance of such Serial Preferred Stock unless otherwise required by applicable laws or by the rules of the National Association of Securities Dealers. As described below, those terms may include preferential dividend rights, voting rights, and liquidation rights. The Board of Directors also believes that, as a practical matter in today’s financial markets, it seldom is practicable to delay potential issuances of Serial Preferred Stock for the period that would be necessary to obtain stockholder approval of any particular series of serial preferred stock.

The Board of Directors will have broad discretion with respect to designating and establishing the terms of each series or class of Serial Preferred Stock prior to its issuance. Under the proposed amendment, the Board of Directors will have authority to set or change the dividend rate, if any, time of payment, and whether dividends are cumulative on any shares of Serial Preferred Stock. As a result, the holders of Serial Preferred Stock may receive payment of dividends from our Company at times when no dividends are paid on our common stock or the amount of any dividends paid on our common stock is less than the amount paid to such Serial Preferred Stock. The Board of Directors also will have authority to determine whether any shares of Serial Preferred Stock will have voting rights in addition to the voting rights provided by law and, if so, the extent of such rights, including the right to elect one or more members of our Board of Directors at all times or upon non-payment of dividends for a specified period of time. Under the proposed amendment, the Board of Directors also will have authority to determine (1) whether shares of a series or class will be redeemable and, if so, the redemption price, sinking fund provisions, and other terms and conditions for redemption; (2) whether shares of a series will be convertible into or exchangeable for shares of common stock or any other preferred stock and, if so, the terms and conditions for such conversion or exchange; and (3) the liquidation rights of such shares in the event of a liquidation, dissolution, or winding up of our Company, which may be prior in right of payment to the rights of holders of common stock.

We currently do not have any plans to issue shares of Serial Preferred Stock. The Board of Directors believes, however, that the ability to issue Serial Preferred Stock may be helpful in structuring financings or acquisitions in the future for the reasons described above.

Potential Effects of the Proposal

In deciding whether to issue additional shares of common stock or shares of Serial Preferred Stock, the Board of Directors will carefully consider the terms of such preferred stock and the effect of the issuance on the operating results of our Company and its existing stockholders. With the exception of stock dividends, issuances of common stock or one or more series or classes of Serial Preferred Stock may result in dilution to the investments of existing stockholders. In addition, issuances of common stock or Serial Preferred Stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of our Company that is not approved by our Board of Directors, even when those attempts may be in the best interests of some or all of our stockholders. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests, or other changes in control of our Company, and we are not aware of any specific effort to accumulate our common stock or to obtain control of our Company by means of a merger, tender offer, solicitation, or otherwise.

No rights of appraisal or similar rights of dissenters exist with respect to this matter.

PROPOSAL 4: AUTHORIZATION OF
ADDITIONAL COMMON STOCK

The Board of Directors has approved a proposal to authorize 300,000,000 additional shares of Common Stock, par value $.001 per share, which may be issued from time to time as determined by the Board of Directors with rights and voting powers. Our Articles of Incorporation is proposed to be amended to increase the number of authorized shares of Common Stock by 300,000,000.

Under Florida law, assuming a quorum is present the approval of the proposal requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal. The proposed amendment will become effective upon filing of Articles of Amendment with the Florida Secretary of State, which will occur as soon as practicable following the meeting.

The Board of Directors recommends a vote “for” the proposal to authorize Serial Preferred Stock.

Reasons for and Effect of the Proposal

The Board of Directors believes that authorizing the Board of Directors to issue additional shares of Common Stock will provide additional flexibility and enable us to raise capital, refinance indebtedness, make acquisitions, and accomplish other corporate objectives in response to market conditions or growth opportunities as and when they become available.

Potential Effects of the Proposal

In deciding whether to issue additional shares of Common Stock, the Board of Directors will carefully consider the effect of the issuance on the operating results of our Company and its existing stockholders. Issuances of Common Stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of our Company that is not approved by our Board of Directors, even when those attempts may be in the best interests of some or all of our stockholders. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests, or other changes in control of our Company, and we are not aware of any specific effort to accumulate our common stock or to obtain control of our Company by means of a merger, tender offer, solicitation, or otherwise.

No rights of appraisal or similar rights of dissenters exist with respect to this matter.

PROPOSAL 5: RATIFICATION OF AUDITORS

Our Audit Committee has appointed Jewett Schwartz & Associates, or Jewett Schwartz, an independent registered public accounting firm, to audit the consolidated financial statements of our Company for the fiscal year ending December 31, 2004 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Jewett Schwartz will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Audit Committee has considered whether the provision of non-audit services by Jewett Schwartz is compatible with maintaining Jewett Schwartz’s independence.

Fees

The aggregate fees billed to our Company by Jewett Schwartz, for the fiscal years ended December 31, 2003 and December 31, 2004, are as follows:

	2003	2004

Audit fees	$56,000	$28,500
Audit-related fees	0	0
Tax fees	0	0
All other fees	1,400	―

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. All of the services for which fees are disclosed under the heading “All other fees” in the table above were pre-approved by the Audit Committee.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholder proposals that are intended to be presented by shareholders at the annual meeting of shareholders for the fiscal year ending December 31, 2005 must be received by us no later than June 5, 2006, in order to be included in the proxy statement and form of proxy relating to such meeting.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2006, except in circumstances where (1) we receive notice of the proposed matter no later than August 19, 2006 and (2) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: October 3, 2005

▼ PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ▼

GOLDSPRING, INC.

P.O. BOX 1118
VIRGINA CITY, NV 89440

ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned shareholder of GOLDSPRING, INC., a Florida corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated October 3, 2005, and hereby appoints John Cook and Robert T. Faber, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company, to be held on October 26, 2005, at 1:30 p.m., local time, at Best Western Pinon Plaza, 2171 Highway 50 East, Carson City NV 89701 and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(Continued and to be signed on the other side.)

COMMENTS: ____

____

SEE REVERSE SIDE

▼ PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ▼

X Please mark your votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3, 4 AND 5.

1. To elect five directors.

Christopher L. Aguilar
Todd S. Brown
Stanley A. Hirschman
Bill Nance
Rex L. Outzen

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

***Exceptions**______________________________

FOR	AGAINST	ABSTAIN
☐	☐	☐

To include any comments, use the comments box on the reverse side of this card.

Date ______________________________, 2005

____
Signature of Stockholder

____
Signature of Stockholder

Note Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GoldSpring, Inc. (the “Company”)

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee (the “Committee”) shall be as follows:

1.

To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2.

To provide assistance to the Board of Directors with respect to its oversight of the following:

(a)

The integrity of the Company’s financial statements.

(b)

The Company’s compliance with legal and regulatory requirements.

(c)

The independent auditor’s qualifications and independence.

(d)

The performance of the Company’s internal audit function, if any, and independent auditor.

3.

To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Composition

The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and each of whom must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the previous three-year period.

Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the NASDAQ Stock Market may serve as a member of the Committee, subject to the following:

•

the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee, does not accept any consulting, advisory, or other compensatory fee from the Company and is not an affiliated person of the Company or any subsidiary of the Company;

•

the director is not a current officer or employee of the Company or a family member of such officer or employee;

•

the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

•

the Company discloses in the next annual proxy statement subsequent to such determination (or the Form 10-K if an annual proxy statement is not filed), the nature of the relationship and the reasons for that determination;

•

no such person may serve as the Chairman of the Committee; and

•

no such person may serve on the Committee for more than two years.

No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

Qualifications

All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member either must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication (including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities) or be an “audit committee financial expert” under the requirements of the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee, the independent auditor, or the internal auditor, if any, believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall be given full access to the Company’s internal auditor, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/Reports Review

1.

Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2.

Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

3.

Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4.

Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5.

Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

6.

Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreements between management and the independent auditor regarding financial reporting.

7.

Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

8.

To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

9.

Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

10.

Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11.

Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

(a)

At least annually, obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

(b)

Ensure the rotation of the lead (or coordinating) audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

(c)

Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) audit partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulations S-X.

(d)

Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

12.

In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management, including any “management” letter or schedule of unadjusted differences.

13.

Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14.

Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

15.

Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

16.

Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

17.

Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General

18.

Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

19.

Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

20.

Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

21.

Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.

Unless specifically delegated by the Board of Directors to the Compensation Committee of the Board of Directors, review and approve all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by the Company.

23.

Review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors.

Reports

24.

Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

25.

Report regularly to the full Board of Directors. In this regard, the Committee will review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

26.

The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27.

Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

2005 STOCK OPTION AND INCENTIVE PLAN

GoldSpring, Inc., a Florida corporation (the “Company”), sets forth herein the terms of its 2005 Stock Option and Incentive Plan (the “Plan”) as follows:

1.

PURPOSE

The Plan is intended to enhance the Company’s and its subsidiaries’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.

DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1

“Affiliate” of, or person “affiliated” with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2

“Award Agreement” means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3

“Benefit Arrangement” shall have the meaning set forth in Section 14 hereof.

2.4

“Board” means the Board of Directors of the Company.

2.5

“Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates of the Company at the time the Plan is approved by the Company’s stockholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.6

“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.7

“Committee” means a committee of, and designated from time to time by resolution of, the Board.

2.8

“Company” means GoldSpring, Inc.

2.9

“Effective Date” means July 5, 2005, the date the Plan was approved by the Board.

2.10

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.11

“Fair Market Value” means the closing price of the Stock on the NASDAQ OTC BB on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported.

2.12

“Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

2.13

“Grant” means an award of an Option, Restricted Stock or Restricted Stock Unit under the Plan.

2.14

“Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

2.15

“Grantee” means a person who receives or holds an Option, Restricted Stock or Restricted Stock Unit under the Plan.

2.16

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.17

“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.18

“Option Period” means the period during which Options may be exercised as set forth in Section 10 hereof.

2.19

“Option Price” means the purchase price for each share of Stock subject to an Option.

2.20

“Other Agreement” shall have the meaning set forth in Section 14 hereof.

2.21

“Plan” means this 2005 Stock Option and Incentive Plan.

2.22

“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.23

“Restricted Period” means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

2.24

“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.

2.25

“Restricted Stock Unit” means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.26

“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.27

“Stock” means the common stock of the Company.

2.28

“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

3.

ADMINISTRATION OF THE PLAN

3.1

Board.

The Board, or a committee thereof, shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

3.2

Committee.

The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

3.3

Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

3.4

No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.

STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be four million (4,000,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.

EFFECTIVE DATE AND TERM OF THE PLAN

5.1

Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by the stockholders of the Company in accordance with Section 422(b) of the Code and the regulations thereunder. Upon approval of the Plan by the stockholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

5.2

Term.

The Plan shall terminate on the tenth anniversary of the Effective Date.

6.

OPTION GRANTS

6.1

Employees or Consultants.

Grants (including Grants of Incentive Stock Options, subject to Section 7.1) may be made under the Plan to any employee, officer or director of, or any consultant or advisor to, the Company or any Subsidiary, as the Board shall determine and designate from time to time.

6.2

Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.

LIMITATIONS ON GRANTS

7.1

Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.

AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.

OPTION PRICE

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company’s outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.

VESTING, TERM AND EXERCISE OF OPTIONS

10.1

Vesting and Option Period.

Subject to Sections 10.2 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the “Option Period” with respect to such Option.

10.2

Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.3

Acceleration.

Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

10.4

Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or any Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

10.5

Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company or Subsidiary, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within one year after the date of such Grantee’s death and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee’s death.

10.6

Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, all Options granted to such Grantee shall fully vest on the date of permanent and total disability, and the Grantee shall have the right, at any time within one year after the date of such Grantee’s permanent and total disability and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

10.7

Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

10.8

Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board’s discretion, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board’s discretion, by a combination of the methods described in (i) and (ii). In addition and unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

10.9

Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the Option.

11.

TRANSFERABILITY OF OPTIONS

11.1

Transferability of Options

Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

11.2

Transfers.

A.

Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 11.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5, or 10.6.

12.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

12.1

Grant of Restricted Stock or Restricted Stock Units.

The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

12.2

Restrictions.

At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on a number of factors including, but not limited to, Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fourth sentence of this Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

12.3

Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantees’ benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

12.4

Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

12.5

Rights of Holders of Restricted Stock Units.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

12.6

Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

12.7

Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by the Company or Subsidiary, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

12.8

Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service, subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

12.9

Delivery of Stock and Payment Therefor.

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award agreement relating to such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

13.

CERTAIN PROVISIONS APPLICABLE TO AWARDS

13.1

Stand-Alone, Additional, Tandem, and Substitute Grants

Grants under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any affiliate or any business entity to be acquired by the Company or an affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem and substitute or exchange Grants may be awarded at any time. If a Grant is awarded in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Grant in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

13.2

Term of Grant.

The term of each Grant shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

13.3

Form and Timing of Payment Under Grants; Deferrals.

Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Grant may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Grants or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Grant may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of dividend equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

14.

PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment or benefit under this Plan, in conjunction with all other rights, payments or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments or benefits under this Plan, any

Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15.

REQUIREMENTS OF LAW

15.1

General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2

Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company’s stockholders, amend the Plan such that it does not comply with the Code. Except as permitted under this Section 16 or Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17.

EFFECT OF CHANGES IN CAPITALIZATION

17.1

Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall be, to the extent practicable, the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

17.2

Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

17.3

Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

Subject to the exceptions set forth in the last sentence of this Section 17.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 17.3.

17.4

Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

17.5

No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.

DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or any affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

19.

NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

20.

WITHHOLDING TAXES

The Company or any affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or affiliate, as the case may be, any amount that the Company or affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee in an amount equal to the statutory withholding amount or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

21.

CAPTIONS

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22.

OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

23.

NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.

SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.

POOLING

In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

26.

GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Florida (excluding the choice of law rules thereof).

*   *   *

The Articles of Incorporation of the Corporation are amended as follows:

Article V is hereby amended and restated in its entirety and replaced by the following Article V.

Article V.

The maximum number of shares of capital stock that this corporation shall be authorized to have outstanding at any one time shall be Eight Hundred Fifty Million (850,000). Of such amount, Eight Hundred Million (800,000) shares shall be designated Common Stock and Fifty Million (50,000,000) shares shall be designated Preferred Stock. The Common Stock shall have a par value of $0.000666 per share upon which there are no preemptive rights. The Preferred Stock shall have a par value of $0.000666 per share. The Preferred Stock may be issued in one or more series or classes, each of which shall have such rights, preferences and privileges as the Board of Directors shall from time to time designate. The Common Stock and Preferred Stock shall be paid for at such time as the as the Board of Directors shall may designate, in cash, real property, personal property, services, patents, leases, or any other valuable thing or right for the use and purposes of the corporation, and shares of capital, which issued in exchange thereof shall thereupon and thereby become and be paid in full, the same as though paid in cash at par, and shall be non assessable forever, the judgment of the Board of Directors as to the value of the property right or thing acquired in exchange for such capital stock shall be conclusive.

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